United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

Sustainable Projects group Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tankedraget 7, Aalborg	DK-9000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 305-814-2915

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 6, 2023, the Board of Directors (the “Board”) of Sustainable Projects Group Inc. (the “Company”), after discussion with management, concluded that the annual financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) and the interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 should no longer be relied upon for the reasons summarized below.

The Company is restating such annual and interim financial statements to correct for the impairment of goodwill related to intellectual property as well as write-downs of inventory related to its YER Brands subsidiary as of December 31, 2022 and 2021, March 31, 2023 and June 30, 2023, and for the years ended December 31, 2022 and 2021, the three months ended March 31, 2023 and the three and six months ended June 30, 2023.

Additionally, the Company has reviewed its accounting treatment for the reverse acquisition of Lithium Harvest ApS (“Lithium Harvest”). The Form 10-K included the reverse acquisition of Lithium Harvest as if the acquisition had occurred on January 1, 2021. Management has determined that under the change of accounting treatment of the reverse acquisition, the Company’s financial statements as of December 31, 2022, March 31, 2023 and June 30, 2023, and for the year ended December 31, 2022, the three months ended March 31, 2023 and the three and six months ended June 30, 2023, should reflect the Company on a standalone basis.

Finally, the annual financial statements included in the Form 10-K will be reaudited by Centurion ZD CPA & Co., the Company’s new independent registered public accounting firm. The Company’s prior auditor, K.R. Margetson Ltd., is no longer registered with the Public Company Accounting Oversight Board, as previously disclosed in the Company’s Current Report on Form 8-K filed on October 24, 2023.

The Board and Company management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Centurion ZD CPA & Co.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSTAINABLE PROJECTS GROUP INC.

Date:	December 11, 2023	By:	/s/ Sune Mathiesen
Sune Mathiesen
Chairman, President and Chief Executive Officer